UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 20, 2015
(Date of earliest event reported)

CSAIL 2015-C1 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc.
MC-Five Mile Commercial Mortgage Finance LLC
The Bancorp Bank
BSPCC Lender L.L.C.
(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-199921-01	13-3320910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On March 20, 2015, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2015-C1 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,054,241,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Wells Fargo Securities, LLC ( “WFS” and, together with Credit Suisse, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated March 6, 2015, among the Registrant, for itself and on behalf of WFS.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On March 20, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,054,241,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $7,214,124, were approximately $1,237,849,289. Of the expenses paid by the Registrant, approximately $1,159,313 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, $1,159,313 in the form of fees were paid to the Underwriters, $12,350  were paid to or for the Underwriters and $6,042,461 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-199921) was originally declared effective on December 29, 2014.

On March 20, 2015, the Registrant sold the Class X-D, Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $159,275,215, to Credit Suisse, as initial purchaser, pursuant to a Certificate Purchase Agreement, dated March 6, 2015, between the Depositor and Credit Suisse.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loans identified in the Pooling and Servicing Agreement as the “500 Fifth Avenue Mortgage Loan” and the “St. Louis Premium Outlets Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2014 (the “JPMBB 2014-C26 Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  An executed version of the JPMBB 2014-C26 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2015-C1 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 91 commercial and multifamily properties.  The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”)  pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from MC-Five Mile Commercial Mortgage Finance LLC (“Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Five Mile, (iii) from The Bancorp Bank (“Bancorp”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.3,  between the Registrant and Bancorp and (iv) from BSPCC Lender L.L.C. (“BSPCC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2015 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant and BSPCC. Berkadia Commercial Mortgage LLC. will act as primary servicer with respect to certain Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of January 18, 2013, between KeyBank National Association, as master servicer, and Berkadia Commercial Mortgage LLC., as primary servicer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated March 6, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, and Credit Suisse Securities (USA) LLC, for itself and as representative of Wells Fargo Securities, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of March 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C26 certificates, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between Column Financial, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between The Bancorp Bank, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between BSPCC Lender L.L.C., as seller, Credit Suisse First Boston Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Primary Servicing Agreement, dated as of January 18, 2013, between KeyBank National Association and Berkadia Commercial Mortgage LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2015	CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee Title: Vice President

CSAIL 2015-C1: FORM 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated March 6, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, and Credit Suisse Securities (USA) LLC, for itself and as representative of Wells Fargo Securities, LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of March 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
(E)

4.2
Pooling and Servicing Agreement governing the issuance of the JPMBB 2014-C26 certificates, dated as of December 1, 2014, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 20, 2015 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between Column Financial, Inc., as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between The Bancorp Bank, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of March 1, 2015, between BSPCC Lender L.L.C., as seller, Credit Suisse First Boston Mortgage Securities Corp., as purchaser.	(E)

99.5	Primary Servicing Agreement, dated as of January 18, 2013, between KeyBank National Association and Berkadia Commercial Mortgage LLC.	(E)